#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D August 4, 2026 2Q26 Earnings Presentation

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Forward looking statements Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in this press release that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include our statements regarding future airline operations, revenue, expenses and earnings, available seat mile growth, expected capital expenditures, the cost of fuel, the timing of aircraft acquisitions and retirements, the number of contracted aircraft to be placed in service in the future, our ability to consummate announced aircraft transactions, estimated tax rate, as well as other information concerning future results of operations, business strategies, financing plans, industry environment and potential growth opportunities. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate", “project”, “hope” or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, regulatory reviews of, and production limits on, Boeing impacting our aircraft delivery schedule, an accident involving, or problems with, our aircraft, public perception of our safety, our reliance on our automated systems, our reliance on Boeing to deliver aircraft under contract to us on a timely basis, risk of breach of security of personal data, volatility of fuel costs, labor issues and costs, the ability to obtain regulatory approvals as needed in connection with our fleet and network, the effect of economic conditions on leisure travel, debt covenants and balances, the impact of government regulations on the airline industry, the ability to finance aircraft to be acquired, the ability to obtain necessary government approvals to offer international service, terrorist attacks, risks inherent to airlines, our competitive environment, our reliance on third parties who provide facilities or services to us, the impact of the possible loss of key personnel, economic and other conditions in markets in which we operate, increases in maintenance costs and availability of outside maintenance contractors to perform needed work on our aircraft on a timely basis and at acceptable rates, cyclical and seasonal fluctuations in our operating results, and the perceived acceptability of our environmental, social and governance efforts, the risk that the combined company after the Sun Country acquisition will not realize expected benefits, cost savings, accretion, synergies and/or growth from the Sun Country acquisition or that any of the foregoing may take longer to realize or be more costly to achieve than expected; the diversion of management's attention and time from ongoing business operations and opportunities to integration matters; the risk that the integration of Sun Country's operations will be materially delayed or will be more costly or difficult than expected or that Allegiant is otherwise unable to successfully integrate Sun Country's businesses into its businesses; and reputational risk and potential adverse reactions of Allegiant's or Sun Country's customers, suppliers, employees, labor unions or other business partners, including those resulting from the completion of the Sun Country acquisition and the integration of the companies. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. 2

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 3 Reporting Period Definitions Term Definition 2Q26 (Full Quarter) April 1, 2026 – June 30, 2026 Stub Period May 13, 2026 – June 30, 2026 (post-close period) Combined/Consolidated Results Allegiant and Sun Country results presented together for the applicable period Standalone Results Results for Allegiant or Sun Country, excluding the other company.

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 4 Greg Anderson Chief Executive Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 5 Record Results Demonstrate Strength of Business Model • Welcoming Sun Country team members to the Allegiant family First earnings call together following the May 13 transaction close • Record quarterly revenue with more than 20% TRASM growth at both brands Allegiant and Sun Country each delivered exceptional unit revenue performance • Industry leading operating margin for a third consecutive quarter Underscoring the strength and resilience of both standalone business models • Operational execution remained strong through close and the summer peak Industry-leading controllable completion and mishandled-bag performance; inflight NPS remained healthy • Sun Country acquisition closed May 13 June, our first full month post-close and a peak summer demand period, was particularly strong for both companies • Disciplined growth supported by a strong operating foundation Early performance demonstrates the potential of the combined company (1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation of each non- GAAP number to the most comparable GAAP measure. Please see the earnings release for discussion as to why management believes presentation of these non-GAAP figures to be useful to investors

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 6 Sustainable Competitive Advantages Outstanding service builds deep customer loyalty Approximately 70% of customers are repeat fliers Low-utilization model maximizes the most profitable flying “Peak the peaks” while reducing capacity that does not meet financial hurdles Aircraft ownership creates operational flexibility and a structural cost advantage MAX aircraft represented 21% of 2Q26 ASMs vs. 11% in 2Q25 Deep community relationships create powerful local brand equity Allegiant and Sun Country rank number #1 or #2 in ~95% of originating markets Strong balance sheet provides a critical competitive advantage Deleveraging efforts and the Sun Country combination further strengthen financial flexibility Better positioned today than at any point in company history. 1 2 3 4 5

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 7 Commercial Initiatives Gaining Momentum • Modernized technology is expanding commercial capabilities Enhanced digital, data, and distribution capabilities • Existing initiatives continue to mature and drive TRASM growth Allegiant Extra, improved bundling, and network optimization • Co-brand remuneration increased 24% year over year Planned enhancements to drive higher remuneration from 5% of revenue to 10% • Expedia partnership expands access to new customers Direct API connection complements core direct channels • Allegiant First will expand the premium product offering New product expected to phase in on select aircraft beginning in 2027 • Broader commercial platform supports sustained earnings momentum Initiatives strengthen the customer value proposition and create long-term ….growth opportunities

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 8 Integration Advancing Across the Business • Rapid close reflects strong alignment and early momentum Both airlines continue to perform well while integration progresses • Customer and commercial integration is underway Cross-brand flight search is live and teams are beginning to optimize the combined …..network • Combined scale is creating procurement opportunities Supplier consolidation and Las Vegas airport real estate integration are advancing • Single Operating Certificate transition plan submitted to the FAA Approval targeted in the first half of 2028 • Temporary MSP capacity reductions address elevated fuel and pilot attrition Expanded training classes are full, supporting a return to growth in 2027 • New Allegiant pilot agreement ratified with nearly 80% support Recognizes our pilots while preserving the work rules that support the differentiated ….scheduling model

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 9 Disciplined Execution Supports the Outlook • Expect 3Q26 unit revenue growth inline with 2Q26 increase of 24.6% • Combined company expected to generate an operating profit in the seasonally weakest quarter Meaningful improvement from over the past two years despite current higher fuel price • Strong bookings continue to support broad-based demand Capacity will remain actively managed through the volatile fuel environment • Full-year 2026 EPS for the combined entity expected to be at least $6.00 Assumes an average fuel cost of approximately $3.75 per gallon for the last six months of the year • Fuel remains the largest source of earnings volatility Each $0.10 per gallon change represents approximately $0.50 of combined-company EPS • Full-year margin expansion remains on track Focused on service, operational reliability, capacity discipline, cost control, and integration synergies • Analyst Day scheduled for December 7 in Las Vegas Deeper business review, integration update, and long-term financial framework

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 10 Drew Wells Executive Vice President, Chief Commercial Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 11 Record 2Q Revenue and TRASM on Reduced Capacity 669 776 2Q25A 2Q26A Allegiant Standalone Total Revenue ($mm) 2Q26 vs 2Q25 11.57¢ 14.42¢ 2Q25A 2Q26A Allegiant Standalone TRASM (Cents) 2Q26 vs 2Q25 +16.1% y/y +24.6% y/y • $776 million standalone Allegiant total revenue, +16.1% YoY Record quarterly revenue on 6.8% lower system capacity • 14.42¢ standalone Allegiant TRASM, +24.6% YoY All-time Allegiant record • Yield increased more than 40%, load factor approximately four points and third-party revenue per passenger more than 30% Broad-based improvement across nearly every revenue lever • Scheduled service air revenue increased $102 million YoY More than offset the $99 million increase in fuel expense • $943.5 million of combined total revenue Includes Sun Country contribution from May 13 through quarter-end

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 12 Diversified Revenue Streams Add Stability and Flexibility • $14.5 million of standalone Allegiant fixed fee revenue Down 14.7% YoY and in line with expectations • $65.7 million of standalone Sun Country fixed fee revenue – full quarter - 2Q26 Record full-quarter result • $50.6 million of standalone Sun Country cargo revenue – full quarter - 2Q26 Record full-quarter result with additional aircraft entering the program; ….expectation that revenue will ramp slightly in full quarter - 3Q26 • Fixed fee and cargo programs include contractual fuel pass-throughs Provide a predictable margin foundation across fuel environments • Long-term fixed fee and cargo programs represent approximately 9% of trailing-twelve-month revenue Scheduled service capacity can be flexed around contracted flying Additional fixed-fee opportunities can provide upside • 12.64¢ standalone Sun Country TRASM, +22% YoY Strong performance despite stage length nearly 20% longer than Allegiant 431.9 390.6 45.8 45.7 27.6 1.9 2Q26 Charters Scheduled Service Ancillary Third Party Cargo Other Consolidated Revenue Breakdown (mm) 2Q26 $943.5

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 13 Peak-Focused Network Supports Strong 3Q Revenue Outlook • 39 new standalone Allegiant markets launched during the first half of 2026 Represent 9% to 10% of 2Q and 3Q ASMs and are outperforming expectations • Peak-day capacity increased ~1% despite 6.2% lower scheduled service ASMs Schedule deliberately concentrated around the strongest demand periods • Cash sales increased double digits through July Demand remains healthy into the off-peak fall • 3Q total revenue expected to increase approximately 16.5% Compared with combined airline-only 3Q25 revenue of approximately $808 million • Combined 3Q scheduled service ASMs expected to decline ~5.5% Compared with a pro forma prior-year base of 6.1 billion ASMs • Downward bias remains for 4Q capacity Full-year combined ASMs expected to decline mid-single digits 0.2% 2.4% 0.7% 2.6% Thu Fri Sun Mon Year-Over-Year Departures by Day of Week 2Q26 vs 2Q25 (24.4%) (24.1%) (47.2%) Wed Sat Tue 1.5% peak days (28.4%) off-peak peak days

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 14 Initiatives Expanding Customer Reach and Revenue • First external distribution connection with Expedia - fully live as of July 10 Approximately 3% of bookings since launch; meaningfully more than half from net ….new customers • Simplified airfare-only offering on Expedia preserves commercial flexibility Allegiant retains the post-purchase ancillary sales opportunity • Shared Navitaire platform simplifies integration Supports faster alignment of policies, products and customer experience • Air ancillary revenue per passenger expected to increase in 3Q Merchandising and dynamic pricing capabilities are reaching a broader share of ….bookings • Allegiant standalone co-brand bank compensation increased 24% YoY New cardholder acquisition grew faster than compensation; July expected to set a ….record Allegiant Sun Country

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 15 Allegiant First Expands Premium Offering •Allegiant First expected to debut in spring 2027 Logical next step following the strong performance of Allegiant Extra •Customer profile supports additional premium products Designed around customer priorities, with additional legroom and recline •New Recaro seating will enhance the entire cabin Improved seat cushions and in-seat power across First, Extra, and Main Cabin •Eight Allegiant First seats with minimal impact to density New MAX layout reduces total seat count by two, from 190 to 188 seats Product to be introduced only on new MAX deliveries beginning in 2027

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 16 Robert Neal President and Chief Financial Officer

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 9.2% 8.6% 2Q25 2Q26 17 Industry-Leading Profitability Despite Elevated Fuel • GAAP consolidated loss before taxes of ($5.2) million in 2Q26 With Sun Country contributing ($13.1) million loss during the period • Adjusted consolidated income before taxes of $64.5 million1 in 2Q26 With Sun Country contributing $13.4 million during the period • GAAP consolidated loss per share of ($0.21) in 2Q26 • Adjusted consolidated EPS of $2.191 in 2Q26 • Adjusted consolidated operating margin of 9.2%1 in 2Q26 Best of any U.S. carrier this quarter • Adjusted EBITDA of nearly $158 million1 in 2Q26 With Sun Country contributing $29.7 million during the period • Adjusted EBITDA margin of 16.7% in 2Q26 Consolidated Adjusted Operating Margin1 2Q26 vs 2Q25 Prior-year reference Allegiant airline-only results (1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation of each non-GAAP number to the most comparable GAAP measure. Please see the earnings release for discussion as to why management believes presentation of these non-GAAP figures to be useful to investors $4.14 $2.42 2Q25A 2Q26A Consolidated Fuel Cost per Gallon 2Q26 vs 2Q25 Prior-year reference Allegiant standalone results +71% - y/y +0.6pts - y/y

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 6.4% (6.8%) 18 3Q Expected to Mark Peak Non-Fuel Unit Cost Pressure • 8.17¢ standalone Allegiant CASMex, +6.4% YoY On 6.8% lower capacity • 2Q CASMex came in modestly better than recent guidance Maintenance and labor expense timing contributed to the favorability • 3Q expected to mark the peak YoY CASMex increase Certain expenses shifted from the second quarter into the third quarter • New Allegiant pilot CBA increases benefits and payroll-related costs Wage rates increase approximately 2% from accrued bonus rates, with additional 401(k) and benefit costs • Productivity improvements expected ahead of the March 2027 peak Cost pressure should begin to abate as crew productivity improves • Lower planned capacity adds near-term unit cost pressure Approximately 5.5% of planned capacity removed Allegiant Standalone CASMex Fuel and Specials1 & ASM 2Q26 Year-Over-Year (1) All adjusted numbers are non-GAAP. Please see the appendix for a reconciliation of each non-GAAP number to the most comparable GAAP measure. Please see the earnings release for discussion as to why management believes presentation of these non-GAAP figures to be useful to investors ASM CASMex

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 19 Strong Liquidity Supports Planned 2026 Cash Needs • $188 million of combined capital expenditures in 2Q26 Includes $157 million of aircraft-related and $31 million of other capital expenditures • $18 million invested in deferred heavy maintenance Across both airlines • FY26 capital expenditures now expected to be approximately $850 million Includes Sun Country and incremental PDP payments for 2027 aircraft • $1.3 billion of total liquidity at quarter-end Includes $1.1 billion of cash and investments and a $250 million undrawn revolver • $2.8 billion of total debt and $1.7 billion of net debt Pro forma net leverage of approximately 2.6x • $650 million of senior secured notes issued during June 2031 maturity and 7.125% coupon; $378 million used in 2Q26 to repurchase 2027 notes • Approximately $275 million pilot retention bonus expected to be paid in the coming weeks Fully contemplated in liquidity planning and funded with cash on hand • More than $750 million of financing commitments secured, excluding the bond refinance Approximately $200 million drawn at quarter-end with approximately $550 million available into 2027 • No additional financing commitments expected until 2027 Remaining 2026 aircraft deliveries expected to be unencumbered at year-end 4.1x 3.2x 2.6x 2.6x 2.6x 2.3x 1.8x 2.6x 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Net Leverage (Net Debt / Adj. EBITDA) 3Q24 - 2Q26 (pro forma TTM Adj. EBITDA) 33% 34% 37% 34% 40% 32% 36% 27% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 Cash & Equivalents as % of TTM Airline Revenue 3Q24 - 2Q26 (pro forma TTM revenues for 2Q26)

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 20 Fleet Ownership and Delivery Access Preserve Strategic Flexibility 77 76 73 28 27 26 19 21 25 44 43 43 22 22 22 2Q26A 3Q26E YE26E Fleet Plan Outlook1 2Q26 - YE26E A320 A319 B737 MAX-8 B737-800 Sun Country’s Cargo Fleet 193 • 193 aircraft in the combined operating fleet at quarter-end 105 A320 family, 66 737 passenger and 22 737 cargo aircraft • Six additional MAX expected in service through year-end Six MAX aircraft entering service in 2H26, offset by seven aircraft retirements • Year-end combined operating fleet expected at 192 aircraft 2027 MAX deliveries will include the Allegiant First configuration (1) Excludes 3 Sun Country’s aircraft out on lease 192 192 3 3 3 B737-900ER

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 21 Outlook Summary 3Q26 System ASMs – y/y change(5) (~6.5%) Scheduled service ASMs – y/y change(5) (~5.5%) Fuel cost per gallon $3.80 Adjusted operating margin(1) 1.0% to 3.0% Interest expense(2) (millions) ~$50 Capitalized interest(2) (millions) (~$7) Interest income (million) ~$12 Weighted average shares outstanding (millions) 27.3 Adjusted earnings per share(1) ($1.00) to ($0.00) Third Quarter Guidance For The Combined Allegiant And Sun Country Entity FY 2026 Aircraft-related capital expenditures (3) (millions) $640 to $660 Capitalized deferred heavy maintenance (millions) $75 to $85 Other airline capital expenditures (millions) $115 to $125 Recurring principal payments (millions) (4) $205 to $215 Full-Year CapEx For The Combined Allegiant And Sun Country Entity (1) Denotes a non-GAAP financial measure for which no reconciliation to GAAP is provided as described in earnings release. (2) Includes capitalized interest related to pre-delivery deposits on new aircraft (3) Aircraft-related capital expenditures include the purchase of aircraft, engines, induction costs, and pre-delivery deposits. This amount excludes capitalized interest related to pre-delivery deposits on new aircraft. (4) Does not include repayment of pre-delivery deposit debt facilities due on delivery of aircraft (5) Year-over-year change is calculated relative to prior-year combined entity pro forma available seat miles (ASMs) for the three months ended September 30, 2025, of 6,710,010 (in thousands) for total system and 6,143,764 (in thousands) for scheduled service FY 2026 Fuel cost per gallon $3.70 Weighted average shares outstanding (millions) 23.9 Adjusted earnings per share(1) >$6.00 Full-Year 2026 Guidance For The Combined Allegiant And Sun Country Entity

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Q&A 22

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D Q&A 23 Appendix

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 24 Non-GAAP Financial Measures Reconciliation 1. Denotes non-GAAP figure. 2. In 2026 and 2025, we recognized certain expenses as special charges related to both: (1) Airline activities including accelerated depreciation on airframes identified for early retirement, accelerated amortization of software identified for redevelopment, costs related to the Sun Country Airlines acquisition, organizational restructuring, and a credit loss on a note receivable, and (2) Sunseeker Resort including costs related to the sale of the resort and weather-related damages (net of recoveries). For a listing of these charges, see the special charges table above. The adjusted numbers in this earnings release exclude the effect of these special charges. 3. In 2026 and 2025, the Company incurred losses on debt extinguishment related to prepayment of debt facilities. These are added back, where appropriate, in our adjusted results. 4. Results include the financial performance of Sun Country only for the period after May 13, 2026. *Note that amounts may not recalculate due to rounding 2026 2025 2026 2025 Consolidated EBITDA and adjusted consolidated EBITDA (millions)⁽⁴⁾ Net income as reported (GAAP) $ (4.9) $ (65.2) $ 37.6 $ (33.1) Interest expense, net 26.3 20.8 42.5 43.2 Income tax expense (0.4) (23.4) 23.2 (13.6) Depreciation and amortization 70.7 68.5 128.6 131.8 Consolidated EBITDA⁽¹⁾ $ 91.8 $ 0.8 $ 232.0 $ 128.4 Special charges, net of recoveries⁽²⁾ 66.0 117.9 93.7 116.4 Adjusted consolidated EBITDA⁽¹⁾⁽²⁾ $ 157.7 $ 118.7 $ 325.7 $ 244.8 Adjusted consolidated EBITDA margin⁽¹⁾⁽²⁾ 16.7% 17.2% 19.4% 17.6% Adjusted Allegiant Air-only EBITDA (millions) Allegiant income before income taxes as reported (GAAP) $ 7.8 $ 29.7 $ 73.9 $ 79.3 Allegiant special charges⁽²⁾ 39.5 14.6 67.3 16.0 Allegiant interest expense, net⁽³⁾ 22.2 13.2 38.4 23.7 Allegiant depreciation and amortization 58.5 65.0 116.4 124.7 Allegiant-only EBITDA⁽¹⁾⁽²⁾⁽³⁾ $ 128.0 $ 122.5 $ 296.0 $ 243.7 Allegiant-only EBITDA margin⁽¹⁾⁽²⁾⁽³⁾ 16.5% 18.3% 19.6% 18.2% Three Months Ended June 30, Six Months Ended June 30,

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 25 Non-GAAP Financial Measures Reconciliation 1. Denotes non-GAAP figure. 2. In 2026 and 2025, we recognized certain expenses as special charges related to both: (1) Airline activities including accelerated depreciation on airframes identified for early retirement, accelerated amortization of software identified for redevelopment, costs related to the Sun Country Airlines acquisition, organizational restructuring, and a credit loss on a note receivable, and (2) Sunseeker Resort including costs related to the sale of the resort and weather-related damages (net of recoveries). For a listing of these charges, see the special charges table above. The adjusted numbers in this earnings release exclude the effect of these special charges. 3. In 2026 and 2025, the Company incurred losses on debt extinguishment related to prepayment of debt facilities. These are added back, where appropriate, in our adjusted results. 4. Results include the financial performance of Sun Country only for the period after May 13, 2026. *Note that amounts may not recalculate due to rounding Three Months Ended June 30, 2026 Consolidated Allegiant Air Sun Country⁽⁴⁾ GAAP Adjustments ⁽²⁾⁽³⁾ Adjusted (Non-GAAP)⁽¹⁾ GAAP Adjustments ⁽²⁾⁽³⁾ Adjusted (Non-GAAP)⁽¹⁾ GAAP Adjustments ⁽²⁾ Adjusted (Non- GAAP)⁽¹⁾ Total operating revenues $ 943.5 $ — $ 943.5 $ 776.2 $ — $ 776.2 $ 167.3 $ — $ 167.3 Total operating expenses 922.4 (66.0) 856.4 746.1 (39.5) 706.6 176.3 (26.4) 149.8 Operating income (loss) $ 21.1 $ 66.0 $ 87.1 $ 30.1 $ 39.5 $ 69.6 $ (9.0) $ 26.4 $ 17.5 Operating margin (percent) 2.2 9.2 3.9 9.0 (5.4) 10.4 Interest expense $ 40.1 $ (3.7) $ 36.3 $ 35.2 $ (3.7) $ 31.5 $ 4.9 $ — $ 4.9 INCOME (LOSS) BEFORE INCOME TAXES $ (5.2) $ 69.7 $ 64.5 $ 7.8 $ 43.3 $ 51.1 $ (13.1) $ 26.4 $ 13.4 Reconciliation of adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted interest expense and adjusted income before income taxes (millions)

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 26 Non-GAAP Financial Measures Reconciliation 1. Denotes non-GAAP figure. 2. In 2026 and 2025, we recognized certain expenses as special charges related to both: (1) Airline activities including accelerated depreciation on airframes identified for early retirement, accelerated amortization of software identified for redevelopment, costs related to the Sun Country Airlines acquisition, organizational restructuring, and a credit loss on a note receivable, and (2) Sunseeker Resort including costs related to the sale of the resort and weather-related damages (net of recoveries). For a listing of these charges, see the special charges table above. The adjusted numbers in this earnings release exclude the effect of these special charges. 3. In 2026 and 2025, the Company incurred losses on debt extinguishment related to prepayment of debt facilities. These are added back, where appropriate, in our adjusted results. 4. Available seat miles do not include cargo. *Note that amounts may not recalculate due to rounding Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Reconciliation of adjusted airline-only operating CASM excluding fuel, special charges and cargo (millions) Consolidated operating expenses (GAAP) $ 922.4 $ 756.9 $ 1,573.7 $ 1,390.9 Minus: Sunseeker operating expenses — 131.3 — 157.8 Airline-only operating expenses 922.4 625.6 1,573.7 1,233.1 Minus: airline special charges⁽²⁾ 66.0 14.6 93.7 16.0 Minus: fuel expenses 307.7 165.8 487.9 332.1 Minus: cargo expenses 24.1 — 24.1 — Adjusted airline-only operating expenses, excluding fuel, special charges and cargo expenses⁽¹⁾⁽²⁾ $ 524.6 $ 445.2 $ 968.0 $ 885.0 System available seat miles (millions)(4) 6,406.3 5,799.4 11,536.9 11,251.0 Airline-only cost per available seat mile (cents) 13.89 10.79 13.37 10.96 Adjusted airline-only cost per available seat mile excluding fuel, special charges and cargo expenses (cents)⁽²⁾⁽³⁾ 8.19 7.68 8.40 7.87

#FD8103 #005595 #FFD105 #394B5D #38AC49 #394B5D #8294A6#FF5E1D 27 Non-GAAP Financial Measures Reconciliation 1. Denotes non-GAAP figure. 2. In 2026 and 2025, we recognized certain expenses as special charges related to both: (1) Airline activities including accelerated depreciation on airframes identified for early retirement, accelerated amortization of software identified for redevelopment, costs related to the Sun Country Airlines acquisition, organizational restructuring, and a credit loss on a note receivable, and (2) Sunseeker Resort including costs related to the sale of the resort and weather-related damages (net of recoveries). For a listing of these charges, see the special charges table above. The adjusted numbers in this earnings release exclude the effect of these special charges. 3. In 2026 and 2025, the Company incurred losses on debt extinguishment related to prepayment of debt facilities. These are added back, where appropriate, in our adjusted results. *Note that amounts may not recalculate due to rounding Amount Per Share Amount Per Share Net income (loss) as reported (GAAP) $ (4.9) $ (65.2) Less: Net income allocated to participating securities — — Net income (loss) attributable to common stock (GAAP) $ (4.9) $ (0.21) $ (65.2) $ (3.62) Plus: Loss on extinguishment of debt⁽³⁾ 3.7 0.16 — — Plus: Special charges, net of recoveries⁽²⁾ 66.0 2.89 117.9 6.55 Minus: Income tax effect of adjustments above (13.8) (0.60) (30.0) (1.67) Adjusted net income⁽¹⁾ $ 51.1 $ 22.7 Less: Adjusted consolidated net income allocated to participating securities (0.8) (0.03) (0.5) (0.03) Effect of dilutive securities (0.01) — Adjusted net income attributable to common stock⁽¹⁾ $ 50.3 $ 2.19 $ 22.2 $ 1.23 Shares used for diluted computation (GAAP) (thousands) 22,852 17,995 Shares used for diluted computation (adjusted) (thousands) 22,975 18,027 Three Months Ended June 30, 2026 Three Months Ended June 30, 2025 Reconciliation of adjusted consolidated earnings per share and adjusted consolidated net income (millions except share and per share amounts)